SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported)  December 2, 1996

                         BALCOR PENSION INVESTORS-III
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                           Exact Name of Registrant


Illinois                                0-11129
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3164211
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Perimeter 400 Center

In 1983, the Partnership and three affiliates (the "Participants") funded a $37,000,000 first mortgage loan collateralized by the Perimeter 400 Center, Fulton County, Georgia. The Partnership's share of the loan was $4,692,683 for a participating percentage of 12.68%. In 1991, in exchange for a release of its obligations under the loan, the borrower conveyed title to the property to a general partnership consisting of the Participants (the "General Partnership") in which each Participant holds an interest equal to its participating percentage in the loan.

On December 2, 1996, the General Partnership contracted to sell the property for a sale price of $40,700,000 to an unaffiliated party, Devon Properties, Inc., a New York corporation. The purchaser has deposited $750,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for December 19, 1996. From the proceeds of the sale, the General Partnership will pay $814,000 as a brokerage commission to an affiliate of the third party providing property management services for the property and will receive the remaining proceeds of approximately $39,886,000. Of such proceeds, $1,750,000 will be retained by the General Partnership and will not be available for use or distribution by the General Partnership until nine months after the closing. The Partnership's share of the total proceeds will be approximately $5,100,000, less the Partnership's share of closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the General Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of Perimeter 400 Center, Fulton County, Georgia.

     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.
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Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR PENSION INVESTORS-III

                         By: Balcor Mortgage Advisors-II, an Illinois general partnership, its general partner

                         By: RGF-Balcor Associates-II, an Illinois general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:   /s/ Jerry M. Ogle
                              ------------------------------------
                                   Jerry M. Ogle, Vice President
                                   and Secretary

Dated:  December 17, 1996
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